Exhibit 99.1

Be Active Brands, Inc. audited financial statements for the years ended December 31, 2011 and 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders

Be Active Brands, Inc.

We have reviewed the accompanying balance sheets of Be Active Brands, Inc. as of September 30, 2012 and 2011 and the related statements of operations, cash flows and changes in shareholders’ deficiency for the periods then ended. These financial statements are the responsibility of the Company’s management.

We conducted our reviews in accordance with standards established by the Public Company Accounting Oversight Board (United States of America). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial statements for them to be in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has not yet established an ongoing source of revenues sufficient to cover its operating costs and allow it to continue as a going concern. Management’s plans regarding those matters also are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

December 7, 2012

Marlton, NJ

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BE ACTIVE BRANDS, INC.
BALANCE SHEETS

	December 31,
	2011	2010
ASSETS
Current assets
Cash and cash equivalents	$ 59,653	$ 169,191
Accounts receivable	88,793	97,455
Inventory	296,991	203,935
Prepaid expenses and other assets	10,339	57,000
Property and equipment, net	1,132	772
Total current assets	$ 456,908	$ 528,353
LIABILITIES AND SHAREHOLDERS' DEFICIENCY
Current liabilities
Notes payable, related parties	$ 188,001	$ 141,079
Accounts payable	128,411	68,726
Accrued expenses and taxes	31,638	32,196
Due to officers	347,597	347,597
Total current liabilities	695,647	589,598
Shareholders' deficiency
Common stock
Class A, 1,000 authorized shares issued and outstanding, at $0.00001 par value	-	-
Class B, 390 shares authorized, 265.6 and 45.6 shares issued and outstanding
at December 31, 2011 and 2010, respectively, at $0.00001 par value	-	-
Additional paid in capital	1,329,000	229,000
Accumulated deficit	(1,567,739)	(290,245)
Total shareholders' deficiency	(238,739)	(61,245)
Total liabilities and shareholders' deficiency	$ 456,908	$ 528,353

See notes to financial statements

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BE ACTIVE BRANDS, INC.
STATEMENTS OF OPERATIONS

	Year Ended December 31,
	2011	2010
Net Sales	$ 1,421,954	$ 877,705
Cost of Goods Sold	1,506,921	584,319
Gross Profit (Loss)	(84,967)	293,386
Operating Expenses
Selling expenses	717,350	383,854
General and administrative	458,459	84,285
Depreciation and amortization expense	308	514
	1,176,117	468,653
Loss from operations before other expenses	(1,261,084)	(175,267)
Other Expenses
Interest expense, net	6,992	3,270
Loss on sale of bonds	6,922	-
Miscellaneous expense	2,496	-
	16,410	3,270
Loss before provision for taxes	(1,277,494)	(178,537)
Provision for income taxes	-	-
Net Loss	(1,277,494)	(178,537)
Net loss per share - basic and diluted	$ (1,022.00)	$ (176.94)
Weighted average number of common shares - basic and diluted	1,250	1,009

See notes to financial statements

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BE ACTIVE BRANDS, INC.
STATEMENT OF CHANGES IN SHAREHOLDERS' DEFICIENCY
YEARS ENDED DECEMBER 31, 2011 AND 2010

	Class A		Class B			Accumulated
	Shares	Amount	Shares	Amount	APIC	Deficit	Total
Balance, December 31, 2009	1,000	$ -	-	$ -	$ 1,000	$ (111,708)	$ (110,708)
Issuance of Class B Common Stock	-	-	45.6	-	228,000	-	228,000
Net loss	-	-	-	-	-	(178,537)	(178,537)
Balance, December 31, 2010	1,000	$ -	45.6	$ -	$ 229,000	$ (290,245)	$ (61,245)
Issuance of Class B Common Stock	-	-	220.0	-	1,100,000	-	1,100,000
Net loss	-	-	-	-	-	(1,277,494)	(1,277,494)
Balance, December 31, 2011	1,000	$ -	265.6	$ -	$ 1,329,000	$ (1,567,739)	$ (238,739)

See notes to financial statements

4

BE ACTIVE BRANDS, INC.
STATEMENTS OF CASH FLOWS

	Year ended December 31,
	2011	2010
Cash flows from operating activities
Net loss	$ (1,277,494)	$ (178,537)
Adjustments to reconcile net loss to net cash
(used in) operating activities:
Depreciation and amortization	308	514
Changes in Assets and Liabilities:
(Increase) decrease in accounts receivable	8,662	(2,726)
Increase in inventory	(93,055)	(140,103)
Decrease (increase) in prepaid expenses	46,661	(55,265)
Increase in accounts payable and accrued expenses	59,126	92,090
Net cash used in operating activities	(1,255,792)	(284,027)
Cash flows from investing activities
Purchases of property and equipment	(668)	-
Cash flows from financing activities
Proceeds from borrowings / credit line	46,922	116,079
Increase in due to officers	-	85,650
Proceeds from private placement	1,100,000	228,000
Net cash provided by financing activities	1,146,922	429,729
Net increase (decrease) in cash
and cash equivalents	(109,538)	145,702
Cash and cash equivalents, beginning of year	169,191	23,489
Cash and cash equivalents, end of year	$ 59,653	$ 169,191
Supplemental cash flow disclosures
Interest paid	$ 8,627	$ 63,270
Income taxes paid	3,406	526

See notes to financial statements

5

BE ACTIVE BRANDS, INC.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND OPERATIONS

Be Active Brands, Inc. (the “Company”) manufacturers frozen yogurt and fudge bars and offers ice creams in various flavors. The Company intends to expand its regional growth to a national level and global presence in sales of premium quality low-fat, low calorie, low-carbohydrate, vitamin and probiotic enriched frozen yogurt and products under the brand name of Jala.

The Company was incorporated March 10, 2009 in Delaware, is based in New York and provides its products through retail stores in New York, New Jersey, Connecticut, Massachusetts, Rhode Island, Maine, Pennsylvania, Ohio and Florida.

2. GOING CONCERN

The Company’s financial statements are prepared using generally accepted accounting principles in the United States of America applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not yet established an ongoing source of revenues sufficient to cover its operating costs and allow it to continue as a going concern. As shown in the accompanying financial statements for the year ended December 31, 2011, the Company incurred a significant net loss, had a working capital deficit and accumulated losses. The ability of the Company to continue as a going concern is dependent on the Company obtaining adequate capital to fund operating losses until it become profitable. If the Company is unable to obtain adequate capital, it could be forced to cease operations.

In order to continue as a going concern, the Company will need, among other things, additional capital resources. Management’s plan is to obtain such resources for the Company through equity and/or debt financing. However management cannot provide any assurances that the Company will be successful in accomplishing any of its plans.

The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Accordingly, actual results could differ from those estimates.

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BE ACTIVE BRANDS, INC.

NOTES TO FINANCIAL STATEMENTS

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Financial Instruments

The Company considers the carrying amounts of financial instruments, including cash, accounts receivable, accounts payable and accrued expenses and notes payable to approximate their fair values because of their relatively short maturities.

Accounts Receivable

Accounts receivable consist of amounts due from customers. The Company records a provision for doubtful receivables, if necessary, to allow for any amounts which may be unrecoverable, which is based upon an analysis of the Company’s prior collection experience, customer creditworthiness and current economic trends. Account balances are written off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. As of December 31, 2011 and 2010, there was no allowance for doubtful accounts.

Inventory

Inventory consists primarily of finished goods held for distribution. Inventory is valued at the lower of cost (first-in, first-out) or market. In evaluating whether inventory is stated at the lower of cost or market, management considered such factors as the amount of inventory on hand and the distribution channel, the estimated time to sell such inventory, remaining shelf life and the current expected market conditions. Adjustments to reduce inventory to its net realizable value are charged to cost of goods sold.

Shipping and Handling Costs

The Company classified shipping and handling costs as part of selling expense. Shipping and handling costs were $129,015 and $64,411 for the years ended December 31, 2011 and 2010, respectively.

Cash and Cash Equivalents

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents.

Property and Equipment

Property and equipment are recorded at cost and depreciated over their estimated useful lives using the straight-line method.

Maintenance and repairs are charged to operating expenses as they are incurred. Improvements and betterments, which extend the lives of the assets, are capitalized. The cost and accumulated depreciation of assets retired or otherwise disposed of are relieved from the appropriate accounts and any profit or loss on the sale or disposition of such assets is credited or charged to income.

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BE ACTIVE BRANDS, INC.

NOTES TO FINANCIAL STATEMENTS

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Revenue Recognition

Revenue is recognized net of discounts, rebates, promotional adjustments, price adjustments and estimated returns and upon transfer of title and risk to the customer which occurs at shipping (F.O.B. terms). Upon shipment, the Company has no further performance obligations.

Income Taxes

The Company provides for income taxes under FASB ASC 740 – Income Taxes, which requires the use of an assets and liability approach in accounting for income taxes. Deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax bases of assets and liabilities and the tax rates in effect when these differences are expected to reverse. A valuation allowance is provided when realization of deferred tax assets is not considered likely.

Tax returns for the years from 2009 to 2011 are subject to examination by tax authorities.

Advertising Costs

Advertising costs are expensed as incurred. Total advertising expenses amounted to $158,307 and $43,700 for the years ended December 31, 2011 and 2010, respectively.

Net Loss per Common Share

The Company computes per share amounts in accordance with FASB ASC 260 – Earnings per Share, which requires the presentation of basic and diluted EPS. Basic EPS is computed by dividing the income (loss) available to common shareholders by the weighted average number of common shares outstanding for the period. Diluted EPS is based on the weighted average number of shares of common stock and common stock equivalents outstanding during the periods. Common stock equivalents are not included in the computation of diluted EPS when the Company reports a loss because to do so would be anti-dilutive.

As of December 31, 2011 and 2010, there were no common stock equivalents.

4. INVENTORY

For the years ended December 31, 2011 and 2010 inventory consisted of the following:

	2011	2010
Materials	$118,546	$82,374
Finished product	178,445	121,561
	$296,991	$203,935

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BE ACTIVE BRANDS, INC.

NOTES TO FINANCIAL STATEMENTS

5.  PROPERTY AND EQUIPMENT

For the years ended December 31, 2011 and 2010, property and equipment consisted of the following:

	2011	2010
Furniture & Fixtures	$ 2,276	$ 1,608
Less: Accumulated depreciation	(1,144)	(836)
	$ 1,132	$ 772

6. NOTE PAYABLE, RELATED PARTIES

Note payable is a revolving credit facility at Signature Bank for $200,000, with interest at the prime rate (the prime rate of interest was 3.25% at December 31, 2011 and 2010) plus 1% per annum. The primary obligors on the facility are two Class A common shareholders of the Company, and the Company is a guarantor. Since all of the proceeds have been used by the Company, the outstanding balance is reflected as a note payable in these financial statements. Substantially all of the Company’s assets secure this note payable.

7. DUE TO OFFICERS

Due to officers consists of unsecured loans from two officers and a former officer of the Company, payable on demand without interest.

8. CAPITAL STOCK

Common stock consists of 1,000 Class A shares authorized, issued and outstanding at $.00001, par value, at December 31, 2011 and 2010.

There are 390 Class B shares authorized at $.00001, par value. There were 265.60 and 45.60 Class B shares issued and outstanding as of December 31, 2011 and 2010, respectively. Class B shares have the same rights as Class A shares with the exception that Class A shareholders have 10 votes for each share held. In addition, a majority percentage of the class B shareholders is required to approve most significant transactions, including but not limited to the purchase of any interest in the stock, assets or business of any corporation, partnership or other entity; the sale, lease or exchange of all or substantially all of the assets of the company; and any merger or consolidation of the Company with or into any other corporation.

9. INCOME TAXES

The Company has filed income tax returns for the years through December 31, 2011.

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BE ACTIVE BRANDS, INC.

NOTES TO FINANCIAL STATEMENTS

9. INCOME TAXES (Continued)

As of December 31, 2011, management has evaluated and concluded that there are no significant uncertain tax positions requiring recognition in the Company's financial statements.

As of December 31, 2011, the Company has net operating loss carryforwards of approximately $1,600,000 to reduce future Federal and state taxable income through 2031.

As of December 31, 2011, realization of the Company’s deferred tax assets of $600,000 was not considered more likely than not and, accordingly, a valuation allowance of $600,000 has been provided. The valuation allowance increased by $494,000.

As of December 31, 2011, components of deferred tax assets were as follows:

Net operating loss	$ 600,000
Valuation allowance	(600,000)
$ 0

For the year ended December 31, 2011, deferred income tax expense consisted of the following:

Net operating loss	$ 494,000
Change in valuation allowance	(494,000)
$ 0

A reconciliation of income taxes and the statutory rate was as follows:

Federal statutory rate	34%
Effect of state income taxes	4%
Change in valuation allowance	(38%)
- %

10. CONCENTRATIONS

Credit is granted to most customers. The Company performs periodic credit evaluations of customers’ financial condition and generally does not require collateral.

Sales to one customer of the Company accounted for approximately 52% and 31% of sales for the years ended December 31, 2011 and 2010, respectively. Amounts due from this customer represented approximately 18% and none of accounts receivable outstanding as of December 31, 2011 and 2010, respectively.

10

BE ACTIVE BRANDS, INC.

NOTES TO FINANCIAL STATEMENTS

11. RECONCILIATIONS OF NET SALES

In accordance with FASB ASC 650-50 the Company classifies the following allowances as reductions of sales:

	2011	2010
Gross sales	$2,571,977	$1,071,020
Less:
Sales discounts	52,075	26,585
Returns and allowances	379	230
Trade spending	945,569	-
Slotting fees	152,000	166,500
Net sales	$1,421,954	$877,705

12. RELATED PARTY TRANSACTIONS

An officer of the Company is a partner of a public accounting firm providing accounting services to the Company. For the years ended December 31, 2011 and 2010, the Company incurred $52,000 and $5,000, respectively, to the accounting firm for accounting and tax services.

The Company rents space from a Company that is owned by the Company’s shareholders. For the years ended December 31, 2011 and 2010, rent paid was $10,500 and $0, respectively.

13. SUBSEQUENT EVENTS

On November 15, 2012, two of the Class A common shareholders of the Company advanced $200,000 to the Company and on the same date, the Company repaid $198,000 of the revolving credit facility at Signature Bank.

In April 2012, the Company sold 14 shares of its Class B common stock for $70,000, for $5,000, per share.

In August 2012, the Company entered into a Securities Purchase Agreement to sell up to a maximum of $600,000 of the Company’s 10% Secured Convertible Promissory Notes (“Notes”). The Notes mature one year from issuance and interest of 10%, per annum, is accrued on the unpaid principal amount of the Note and paid upon maturity, or earlier prepayment or conversion, as defined.

Upon the closing of a merger, as defined, all outstanding principal and accrued, unpaid interest on the Notes shall automatically be converted into equity of the public entity. The number of conversion securities issuable upon conversion of the Notes shall be determined by dividing the outstanding principal amount of the Note and accrued interest on the conversion date by the conversion price in effect.

11

BE ACTIVE BRANDS, INC.

NOTES TO FINANCIAL STATEMENTS

13. SUBSEQUENT EVENTS (Continued)

In August 2012 and November 2012, the Company sold $135,000 and $250,000, respectively, of the 10% Secured Convertible Promissory Notes to investors.

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